PROMISSORY NOTES	12 Months Ended
Mar. 31, 2025
Debt Disclosure [Abstract]
PROMISSORY NOTES

16. PROMISSORY NOTES

On March 11, 2024, the Company’s wholly owned subsidiary VTU, accepted an interest free loan in the amount of $2,000,000 from two arms-length investors for $1,000,000 each. The loan matures on the earlier of (i) March 10, 2025; or (ii) the date the Company completes a bona fide transaction or series of transactions with the principal purpose of raising capital, pursuant to which the Company issues and sells its securities to one or more bona fide third parties. On the maturity date, the Company may elect to repay loan by way of cash, or through the issuance of Subordinate Voting Shares in the capital of the Company at a per share price equal to the price of the securities issued in the Equity Financing, subject to the approval of CBOE Canada.

On April 18, 2024, the promissory notes were settled through the issuance of Special Warrants (Note 12).